Cavium Announces Financial Results for Q3 2014

SAN JOSE, Calif., Oct. 29, 2014 /PRNewswire/ -- Cavium, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the third quarter ended September 30, 2014.

Revenue in the third quarter of 2014 was $97.8 million, a 7.9% sequential increase from the $90.7 million reported in the second quarter of 2014 and a 23.6% year-over-year increase from the $79.1 million reported in the third quarter of 2013.

Generally Accepted Accounting Principles (GAAP) Results

Net income attributable to the Company in the third quarter of 2014 was $5.4 million, or $0.10 per diluted share, compared to net loss attributable to the Company of $11.0 million, or $(0.21) per diluted share in the second quarter of 2014. Gross margins were 63.5% in the third quarter of 2014 compared to 62.6% in the second quarter of 2014. Total cash and cash equivalents were $156.3 million at September 30, 2014.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium's financial condition and results of operations. These measures should only be used to evaluate Cavium's results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

In the third quarter of 2014, Non-GAAP net income was $23.0 million, or $0.40 per diluted share, Non-GAAP gross margin was 65.2% and Non-GAAP operating margin (non-GAAP income from operations as a percentage of revenue) was 24.3%.

Recent News Highlights

  October 1, 2014 - Cavium at ARM Tech Conference 2014
  October 1, 2014 - Cavium Joins Linux Foundation Open Platform for NFV Project
  October 1, 2014 - Cavium Sponsors FreeBSD ARMv8 Based Implementation
  September 17, 2014 - Cavium Demonstrated Multiple OpenDataPlane™ (ODP) Applications at Linaro Connect USA 2014
  September 16, 2014 - Cavium and XPliant Introduced a Fully Programmable Switch Silicon Family Scaling to 3.2 Terabits per Second
  July 30, 2014 - Cavium to Acquire Switching and SDN Specialist Xpliant to Accelerate Deployment of Software Defined Networks

Cavium, Inc. will broadcast its third quarter of 2014 financial results conference call today, October 29, 2014, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium
Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium's principal office is in San Jose, CA with design team locations in California, Massachusetts, India and China. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended
	September 30, 2014	June 30, 2014
Net revenue	$97,833	$90,681
Cost of revenue	35,710	33,897
Gross profit	62,123	56,784
Operating expenses:
Research and development	40,459	38,834
Sales, general and administrative	18,141	17,017
Total operating expenses	58,600	55,851
Income from operations	3,523	933
Other expense, net:
Interest expense	(387)	(333)
Change in estimated fair value of variable interest entity's (VIE) notes payable and other	(103)	(13,927)
Other, net	(116)	(53)
Total other expense, net	(606)	(14,313)
Income (loss) before income taxes	2,917	(13,380)
Provision for income taxes	811	311
Net income (loss)	2,106	(13,691)
Net loss attributable to non-controlling interest	(3,327)	(2,647)
Net income (loss) attributable to the Company	$5,433	$(11,044)
Net income (loss) attributable to the Company per common share, basic	$0.10	$(0.21)
Shares used in computing basic net income (loss) per common share	53,786	53,197
Net income (loss) attributable to the Company per common share, diluted	$0.10	$(0.21)
Shares used in computing diluted net income (loss) per common share	55,540	53,197

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)

	Three Months Ended
	September 30, 2014	June 30, 2014
Reconciliation of GAAP research and development expenses to non-GAAP:
GAAP research and development expenses	$40,459	$38,834
Stock-based compensation and related payroll taxes	(5,932)	(6,104)
Net restructuring related expenses	(307)	(894)
Research and development expenses associated from a VIE	(5,870)	(5,400)
Non-GAAP research and development expenses	$28,350	$26,436

Reconciliation of GAAP sales, general and administrative expenses to non-GAAP:
GAAP sales, general and administrative expenses	$18,141	$17,017
Stock-based compensation and related payroll taxes	(5,071)	(4,525)
Amortization of acquired intangible assets	(35)	(35)
Net restructuring related expenses	(188)	(218)
Sales, general and administrative expenses associated from a VIE	(1,169)	(404)
Non-GAAP sales, general and administrative expenses	$11,678	$11,835
Total Non-GAAP operating expenses	$40,028	$38,271

Reconciliation of GAAP non-operating expenses to non-GAAP:
GAAP non-operating expenses	$(606)	$(14,313)
Change in estimated fair value of VIE's notes payable and other	103	13,927
Non-operating expenses associated from a VIE	509	337
Total Non-GAAP non-operating income (expense)	$6	$(49)

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data and percentages)

	Three Months Ended
	September 30, 2014	June 30, 2014
Reconciliation of GAAP gross profit & margin to non-GAAP:
Net revenue	$97,833	$90,681
GAAP gross profit	62,123	56,784
GAAP gross margin	63.5%	62.6%

Stock-based compensation and related payroll taxes	254	258
Amortization of acquired intangible assets	1,267	1,267
Net restructuring related expenses	158	172
Non-GAAP gross profit	$63,802	$58,481
Non-GAAP gross margin	65.2%	64.5%

Reconciliation of GAAP income from operations to non-GAAP income from operations:
GAAP income from operations	$3,523	$933
Stock-based compensation and related payroll taxes	11,257	10,887
Amortization of acquired intangible assets	1,302	1,302
Net restructuring related expenses	653	1,284
Loss from operations of a variable interest entity	7,039	5,804
Non-GAAP income from operations	$23,774	$20,210
Non-GAAP income from operations as a percentage of revenue	24.3%	22.3%

Reconciliation of GAAP net income (loss) to non-GAAP net income:
GAAP net income (loss) attributable to the Company	$5,433	$(11,044)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes	11,257	10,887
Amortization of acquired intangible assets	1,302	1,302
Net restructuring related expenses	653	1,284
Net loss of a variable interest entity attributable to the Company	4,324	17,421
Total of non-GAAP adjustments	17,536	30,894
Non-GAAP net income	$22,969	$19,850

GAAP net income (loss) attributable to the Company per share, diluted	$0.10	$(0.21)
Non-GAAP adjustments detailed above	0.30	0.56
Non-GAAP net income attributable to the Company per share, diluted	$0.40	$0.35

GAAP weighted average shares, diluted	55,540	53,197
Non-GAAP share adjustment	2,236	4,123
Non-GAAP weighted average shares, diluted	57,776	57,320

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Balance Sheets
(in thousands)

	As of September 30, 2014	As of June 30, 2014
Assets
Current assets
Cash and cash equivalents	$156,330	$140,580
Accounts receivable, net	45,278	52,141
Inventories	54,083	56,750
Prepaid expenses and other current assets	7,240	7,903
Total current assets	262,931	257,374
Property and equipment, net	33,298	30,319
Intangible assets, net	39,082	39,161
Goodwill	71,478	71,478
Other assets	1,863	1,600
Total assets	$408,652	$399,932

Liabilities and Equity
Current liabilities
Accounts payable	$23,039	$28,466
Other accrued expenses and other current liabilities	9,640	10,196
Deferred revenue	7,786	8,151
Notes payable and other	29,800	29,697
Capital lease and technology license obligations	17,066	16,375
Total current liabilities	87,331	92,885
Capital lease and technology license obligations, net of current	10,198	11,557
Deferred tax liability	2,675	2,461
Other non-current liabilities	2,532	2,521
Total liabilities	102,736	109,424

Equity
Common stock	54	54
Additional paid-in capital	488,012	474,710
Accumulated deficit	(160,321)	(165,754)
Total stockholders' equity attributable to the Company	327,745	309,010
Non-controlling interest	(21,829)	(18,502)
Total equity	305,916	290,508
Total liabilities and equity	$408,652	$399,932

CONTACT: Art Chadwick, Vice President of Finance and Administration and Chief Financial Officer, Tel: (408) 943-7104, Email: art.chadwick@cavium.com, Angel Atondo, Senior Marketing Communications Manager, Tel: (408) 943-7417, Email: angel.atondo@cavium.com